Exhibit 10.24

                                 LEASE ADDENDUM

      WHEREAS, The Bronson Road Group ("Lessor") and Competitive Technologies, Inc. ("Lessee") entered into a Lease dated as of August 18, 1996, as amended August 9, 2001 ("Lease") for all of Building 1, 1960 Bronson Road, Fairfield, CT ("Premises") containing approximately 9,000 square feet; and

      WHEREAS, Lessee exercised its option contained in Section 18 of the Lease for an extension of the Lease, which Lease extension terminates December 31, 2006; and

      WHEREAS, Lessee has requested Lessor to modify the Lease by reducing the square footage of the Premises with a pro rata reduction in the rental paid.

      NOW, THEREFORE, in consideration of the covenants herein contained, and in further consideration of One Dollar and other valuable considerations, it is understood and agreed as follows:

      1) The above Whereas clauses are hereby incorporated and made part of this Lease Addendum.

      2) Lessor and Lessee acknowledge that The Bronson Road Group has transferred its interest in the Premises to The Hull House Group, LLC, a Connecticut limited liability company with a mailing address of 1960 Bronson Road, Fairfield, CT 06824, the record owner of the Premises; and Lessee hereby recognizes The Hull House Group, LLC, as Lessor under the Lease.

      3) Section 1(a)(i) of the Lease is hereby amended by reducing the total leased space by 2,250 square feet, being one-half of the first floor of Building 1, as more specifically shown on drawing attached hereto and made a part hereof (the "Released Space") and reducing the Base Rent as set forth in Section 4 of said Lease, as amended, in Section 18 of its First Amendment of Lease pro rata (ie. Reduced by 25%).

                                                                   Exhibit 10.24

      4) Lessor and Lessee agree that each releases the other from any claim whatsoever relative to the Released Space as of the date Lessee gives up possession of said Released Space but no later than June 1st, 2005, TIME BEING OF THE ESSENCE.

      5) In all other respects, the Lease remains in full force and effect unmodified except as herein provided.

      6) It is the intention of Lessor and Lessee that this Lease Addendum constitutes an Amendment to the existing Lease and is not intended to constitute a novation or a new Lease.

      IN WITNESS WHEREOF, the parties have hereunto caused to be set their hands and seals the 18th day of May, 2005 and 19th day of May, 2005.

Signed, sealed and delivered in

The presence of:                        Lessor
                                        THE HULL HOUSE GROUP, LLC

/s/  Marie Cataldo                      By /s/  William A. Marshall
-----------------------------------        -------------------------------------
/s/  Jaen Andrews

                                        Lessee
                                        COMPETITIVE TECHNOLOGIES, INC.

/s/  Noreen Rando                       By /s/  John B. Nano
-----------------------------------        -------------------------------------
/s/  Jaen Andrews

                                                                   Exhibit 10.24

STATE OF CONNECTICUT

          ss.      Fairfield

COUNTY OF FAIRFIELD

      On this 19th day of May, 2005, before me, the undersigned officer, personally appeared William A. Marshall, Jr. who acknowledged himself to be the owner of The Hull House Group, LLC and that he as such William A. Marshall, Jr. being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as owner.

                                           /s/  Donna J. Mays
                                           -------------------------------------
                                           Commissioner of the Superior Court
                                           Notary Public
                                           Commission expires: July 31, 2008

STATE OF CONNECTICUT

              ss.      Fairfield

COUNTY OF FAIRFIELD

         On this 18th day of May, 2005, before me, the undersigned officer, personally appeared John B. Nano who acknowledged himself to be the President & CEO of Competitive Technologies, Inc. and that he as such President & CEO being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as John B. Nano.

                                             /s/  Donna J. Mays
                                             -----------------------------------
                                             Commissioner of the Superior Court
                                             Notary Public
                                             Commission expires: July 31, 2008